SCHEDULE OF ACCOUNTS RECEIVABLE (Details) - USD ($)	Dec. 31, 2025	Jun. 30, 2025
Credit Loss [Abstract]
Total trade accounts receivable	$ 17,450,300	$ 15,911,272
Less: allowance for expected credit losses	(3,704,250)	(3,112,908)
Total accounts receivable, net	13,746,050	12,798,364
Accounts receivable - current	13,147,199	12,280,554
Accounts receivable - non-current	$ 598,851	$ 517,810